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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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          Date of Report (Date of earliest event reported): May 7, 1996



                          GENESIS HEALTH VENTURES, INC.
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             (Exact name of Registrant as specified in its charter)



            Pennsylvania                                 1-11666
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  (State or other jurisdiction of               (Commission File Number)
   incorporation or organization)


                                   06-1132947
                             ----------------------
                                (I.R.S. Employer
                             Identification Number)



                              148 West State Street
                       Kennett Square, Pennsylvania 19348
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          (Address of principal executive offices, including zip code)


  Registrant's telephone number, including area code:     (610) 444-6350
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Item 5.           Other Events.

                  On May 7, 1996, Genesis Health Ventures, Inc. announced its financial results for the second quarter of fiscal year 1996.



Item 7.           Financial Statements and Exhibits.


         (c)      Exhibits.

         Number                     Title

           1.                       Press Release, dated May 7, 1996.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       GENESIS HEALTH VENTURES, INC.



                                       By:  /s/ George V. Hager, Jr.
                                          -----------------------------------


Date: May 9, 1996


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